Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Significant Accounting Policies	SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.    USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of intangible assets, warranty and contract loss accruals, legal contingencies, tax assets and tax liabilities, stock-based compensation costs, retirement and post-retirement benefits (including the actuarial assumptions), financial instruments with no observable market quotes, as well as in estimates used in applying the Company's revenue recognition policies. Actual results may differ from estimated results.

B.    FUNCTIONAL CURRENCY

The Company’s revenues are generated mainly in U.S. dollars. In addition, most of the Company’s costs are incurred in U.S. dollars. The Company’s management believes that the U.S. dollar is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the U.S. dollar.

Transactions and balances of the Company and certain subsidiaries that are denominated in other currencies have been remeasured into U.S. dollars in accordance with principles set forth in ASC 830, “Foreign Currency Matters”. All exchange gains and losses from the remeasurement mentioned above are reflected in the statement of income as financial expenses or income, as appropriate.

For those Israeli and non-Israeli subsidiaries and investees whose functional currency has been determined to be other than the U.S. dollar, assets and liabilities are translated at year-end exchange rates, and statement of income items are translated at average exchange rates prevailing during the year. Resulting translation differences are recorded as a separate component of accumulated other comprehensive income (loss) in equity.

C.    PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Elbit Systems and its wholly and majority-owned subsidiaries and variable interest entities that are required to be consolidated.

Intercompany transactions and balances, including profit from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

D.    COMPREHENSIVE INCOME

The Company accounts for comprehensive income in accordance with ASC 220, “Comprehensive Income”. This statement establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income generally represents all changes in shareholders' equity during the period except those resulting from investments by, or distributions to, shareholders. Accordingly, the Company presents a separate statement of consolidated comprehensive income.

The following table displays the changes in accumulated other comprehensive income (loss), net of taxes, in the amount of $113,365, $66,259 and $50,019, for the years ended December 31, 2021, 2020 and 2019, respectively, by components:

	Unrealized gains (losses) on derivative instruments	Unrealized gains (losses) with respect to pension and post-retirement benefit plans	Foreign currency translation differences	Total
Balance as of January 1, 2019	$(3,158)	$(39,499)	$(52,287)	$(94,944)
Other comprehensive income (loss) before reclassifications	19,838	(60,161)	6,822	(33,501)
Amount reclassified from accumulated other comprehensive income (loss)	(9,873)	(6,645)	—	(16,518)
Net current-period other comprehensive income (loss)	9,965	(66,806)	6,822	(50,019)

Balance as of January 1, 2020	$6,807	$(106,305)	$(45,465)	$(144,963)
Other comprehensive income (loss) before reclassifications	11,798	(57,359)	2,014	(43,547)
Amount reclassified from accumulated other comprehensive income (loss)	(39,280)	16,568	—	(22,712)
Net current-period other comprehensive income (loss)	(27,482)	(40,791)	2,014	(66,259)

Balance as of January 1, 2021	$(20,675)	$(147,096)	$(43,451)	$(211,222)
Other comprehensive income (loss) before reclassifications	100,900	47,229	(5,795)	111,519
Amount reclassified from accumulated other comprehensive income (loss)	(29,655)	686	—	1,846
Net current-period other comprehensive income (loss)	71,245	47,915	(5,795)	113,365
Balance as of December 31, 2021	$50,570	$(99,181)	$(49,246)	$(97,857)
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

E.    BUSINESS COMBINATIONS

The Company applies ASC 805, “Business Combinations”. ASC 805 requires recognition of assets acquired, liabilities assumed and non-controlling interest in the acquired entity at the acquisition date, measured at their fair values as of that date. This ASC also requires the fair value of acquired in-process research and development (“IPR&D”) to be recorded as intangibles with indefinite lives, contingent consideration to be recorded on the acquisition date and restructuring and acquisition-related deal costs to be expensed as incurred. Any excess of the fair value of net assets acquired over purchase price and any subsequent changes in estimated contingencies are to be recorded in earnings. In addition, changes in valuation allowance related to acquired deferred tax assets and in acquired income tax position are to be recognized in earnings.

F.    CASH AND CASH EQUIVALENTS

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less, when purchased.

G.    SHORT-TERM BANK DEPOSITS

Short-term bank deposits are deposits with original maturities of more than three months but less than one year. The short-term bank deposits are presented at their cost, which approximates fair value.

H.    INVENTORIES

Inventories are stated at the lower of cost or net realizable value. Inventory write-offs are provided to cover risks arising from slow-moving items or technological obsolescence for which recoverability is not probable.

Cost is determined as follows:

•Raw materials using the average or FIFO cost method.

•Work in progress:

•Costs incurred on certain long-term contracts in progress, but for which control has not transferred to the customer, include direct labor, material, subcontractors, other direct costs and an allocation of overheads, which represent recoverable costs incurred for production, allocable operating overhead cost and, where appropriate, research and development costs (See Note 2(V)).

•Labor overhead is generally included on the basis of updated hourly rates and is allocated to each project according to the amount of hours expended. Material overhead is generally allocated to each project based on the value of direct material that is charged to the project.

Pre-contract costs are generally expensed, but can be deferred and included in inventory only when such costs can be directly associated with a specific anticipated contract and if their recoverability from the specific anticipated contract is probable according to the guidelines of ASC 606.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

I.    INVESTMENT IN AFFILIATED COMPANIES, PARTNERSHIPS AND OTHER COMPANIES

Investments in affiliated companies and partnerships that are not controlled but over which the Company can exercise significant influence (generally, entities in which the Company holds approximately between 20% to 50% of the voting rights of the investee) are presented using the equity method of accounting. Profits on inter-company sales, not realized outside the Company, are eliminated. The Company discontinues applying the equity method when its investment (including advances and loans) is reduced to zero and the Company has not guaranteed obligations of the affiliate or otherwise committed to provide further financial support to the affiliate.

For certain investments, the Company elected to measure the investments at fair value. Such elections are irrevocable. Under the fair value method, investments are recorded at fair value and any changes in fair value are reported in the consolidated statements of operations. All costs (other then purchase price) directly associated with the acquisition of an investment to be accounted for using the fair value method are expensed as incurred.

Investments in preferred shares, which do not result in significant influence and without readily determinable fair value, are measured at cost, less impairments, plus or minus observable price changes. Equity investments without readily determinable fair value are assessed for impairment periodically.

A change in the Company’s proportionate share of an investee’s equity, resulting from issuance of common or in-substance common stock by the investee to third parties, is recorded as a gain or loss in the consolidated income statements in accordance with ASC 323-10-40-1.

Management evaluates investments in affiliated companies, partnerships and other non-marketable equity securities for evidence of other-than-temporary declines in value. Such evaluation is dependent on the specific facts and circumstances. Accordingly, in determining whether other-than-temporary declines exist, management evaluates various indicators for other-than-temporary declines and evaluates financial information (e.g, budgets, business plans, financial statements, etc.). During 2021 no impairment was recorded. During 2020 the Company recorded impairment of approximately $4,400 for one of its affiliated companies, and during 2019 the Company recorded impairment in an aggregate amount of approximately $3,700 for three of its affiliated companies.

J.    VARIABLE INTEREST ENTITIES

ASC 810-10, “Consolidation”, provides a framework for identifying variable interest entities (“VIEs”) and determining when a company should include the assets, liabilities, non-controlling interests and results of activities of a VIE in its consolidated financial statements. According to ASC 810-10, the Company consolidates a VIE when it has both (1) the power to direct the economically significant activities of the entity and (2) the obligation to absorb losses of, or the right to receive benefits from, the entity that could potentially be significant to the VIE. The determination of whether the Company should consolidate a VIE is evaluated continuously as existing relationships change or future transactions occur.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

J.     VARIABLE INTEREST ENTITIES (Cont.)

The Company’s assessment of whether an entity is a VIE and the determination of the primary beneficiary is judgmental in nature and involves the use of significant estimates and assumptions. Those include, among others, forecasted cash flows, their respective probabilities and the economic value of certain preference rights. In addition, such assessment also involves estimates of whether an entity can finance its current activities, until it reaches profitability, without additional subordinated financial support.

Also according to ASC 810, a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as a separate component of equity in the consolidated financial statements. As such, changes in the parent’s ownership interest with no change of control are treated as equity transactions, rather than acquisitions achieved in stages or dilution gains or losses. Losses of partially-owned consolidated subsidiaries will continue to be allocated to the non-controlling interests even when the investment in the subsidiary was already reduced to zero.

A 51%-held subsidiary in the U.K. (the “UK Subsidiary”) is considered to be a VIE. As Elbit Systems is the primary beneficiary and has both the power to direct its activities and absorb the majority of its losses or the right to the majority of its earnings based upon holding the 51% economic interest, the UK Subsidiary is consolidated in the Company’s financial statements.

The Company holds 50% of the contractual rights in, and is the primary beneficiary of, an Israeli limited partnership, which is considered to be a VIE and is consolidated in the Company’s financial statements.

K.    LONG-TERM RECEIVABLES

Long-term trade, unbilled (contract assets) and other receivables, with payment terms in excess of one year that are considered collectible, are recorded at their estimated present values (determined based on the market interest rates at the date of initial recognition).

L.    LONG-TERM BANK DEPOSITS

Long-term bank deposits are deposits with maturities of more than one year. These deposits are presented at cost and earn interest at market rates. Accumulated interest to be received over the next year is recorded as a current asset. The deposits and accumulated interest approximate fair value.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

M.    PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are stated at cost, net of accumulated depreciation and investment grants. For equipment produced for the Company’s own use, cost includes materials, labor and overhead (including interest costs, when applicable) but not in excess of the fair value of the equipment.

Depreciation is calculated by the straight-line method over the estimated useful life of the assets at the following annual rates:

%
Buildings and leasehold improvements (*)	2%-19%
Instruments, machinery and equipment	9%-32%
Office furniture and other	7%-21%
Motor vehicles and airplanes	13%-17%	(Mainly 15%)

(*)    Leasehold improvements are amortized generally over the term of the lease or the useful life of the assets, whichever is shorter.

The Company capitalizes direct costs (internal and external) of materials and services used in the development and purchase of internal-use software. Amounts capitalized are amortized on a straight-line basis over a period of 3 to 12 years and are reported as a component of property and equipment.

The Company is advancing in the process of developing and implementing a new Enterprise Resource Planning (“ERP”) system. Certain costs incurred during the application development stage have been capitalized in accordance with authoritative accounting guidance related to accounting for the cost of computer software developed or obtained for internal use. The capitalized costs for this ERP system were approximately $22,770 and $18,140, for the years ended December 31, 2021 and 2020, respectively. These costs are amortized over the system's estimated useful life, over a period not to exceed 12 years in the aggregate, as the ERP system is placed in service.

N.    OTHER INTANGIBLE ASSETS

Other identifiable intangible assets mainly consist of purchased technology, customer relations and trademarks. These intangible assets are stated at cost, net of accumulated amortization and impairments, and are amortized over their useful life using the straight-line method or the accelerated method, whichever better reflects the applicable expected utilization pattern.

O.    IMPAIRMENT OF LONG-LIVED ASSETS

The Company’s long-lived assets and finite-lived intangible assets are reviewed for impairment in accordance with ASC 360 “Property, Plant and Equipment”, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets (or assets group) to be held and used is determined by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If the carrying amount is higher, an asset is deemed to be impaired and the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. For the year ended December 31, 2021, no impairment was recognized. For the year ended December 31, 2020, the Company recognized an impairment of approximately $3,500 as part of COVID-19 write-offs. (see Note 1C). For the year ended December 31, 2019, no impairment was recognized (see Note 1D(4)). As required by ASC 820, “Fair Value Measurements”, the Company applies assumptions that marketplace participants would consider in determining the fair value of long-lived assets (or asset groups).
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

P.    GOODWILL IMPAIRMENT

Goodwill is subject to an impairment test at the reporting unit level on an annual basis (or more frequently if impairment indicators arise).

The Company identified several reporting units based on the guidance of ASC 350, “Intangibles – Goodwill and Other”.

The impairment test compares carrying values of the reporting units to its estimated fair values. If the carrying value exceeds the fair value, then the Company recognizes an impairment of goodwill for the amount of this excess. For each of the three years in the period ended December 31, 2021, no impairment was identified.

As required by ASC 820, “Fair Value Measurement”, the Company applies assumptions that market place participants would consider in determining the fair value of each reporting unit.

Q.    SEVERANCE PAY

Elbit Systems’ and its Israeli subsidiaries’ obligations for severance pay are calculated pursuant to Israel’s Severance Pay Law, based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date and are presented on an undiscounted basis (the “Shut Down Method”). Subject to certain conditions, employees are entitled to one month’s salary for each year of employment or a portion thereof. The obligation is funded by monthly deposits through insurance policies and by an accrual. The value of these policies is recorded as an asset on the Company’s balance sheet. The deposited funds may be withdrawn only upon the fulfillment of the obligation, pursuant to the Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies and includes profits (or losses) accumulated to the balance sheet date.

Elbit Systems and its Israeli subsidiaries have entered into an agreement with some of its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with such Section 14. The agreement mandates that upon termination of such employees’ employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the  balance sheet, as the severance pay risks have been irrevocably transferred to the severance funds.

Severance pay expenses for the years ended December 31, 2021, 2020 and 2019, amounted to approximately $72,309, $66,841 and $59,943, respectively.

R.    PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company accounts for its obligations for pension and other post-retirement benefits in accordance with ASC 715, “Compensation – Retirement Benefits”. The Company reports the service cost component of net retirement benefit cost separately from the other components of net retirement benefit cost in the Consolidated Statement of Income (see Note 17).
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

S.    REVENUE RECOGNITION

The Company generates revenues primarily from fixed-price long-term contracts involving the design, development, manufacture and integration of defense systems and products. To a lesser extent, the Company generates revenues from short-term contracts or support and services which could be either fixed-price or cost-reimbursement contracts.

Revenues from our contracts are recognized using the five-step model in ASC 606, "Revenue from Contracts with Customers". At first, the Company determines if an agreement with a customer is considered a contract to the extent it has a commercial substance, it is approved in writing by both parties, all rights and obligations including payment terms are identifiable, the agreement between the parties creates enforceable rights and obligations, and collectability in exchange for goods and services that will be transferred to the customer is considered probable. The Company then assesses the transaction price for a contract in order to determine the consideration the Company expects to receive for satisfying the performance obligations called for in the contract. The Company assesses the timing of transfer of goods and services to the customer as compared to the timing of payments, to determine whether a significant financing component exists. As a practical expedient, the Company does not assess the existence of a significant financing component when the difference between payment and transfer of control is less than one year. To the extent the transaction price includes variable consideration (e.g., contract penalties, economic price adjustments, unpriced change orders or like measures), the Company usually estimates the most likely amount that should be included in the transaction price subject to constraints based on the specific facts and circumstances.

At the inception of a contract, the Company also evaluates the products and services promised by it in order to determine if the contract should be separated into more than one performance obligation. The products and services in the Company's contracts are often not distinct from one another due to a customer defined interrelated operational performance requirement, a highly complex interrelated and integrated system or solutions design and significant contract management requirements. To a lesser extent, such performance obligations could be for performance of services, or other distinct performance obligations such as indirect buy-back transactions (see Note 21B), which may be distinct and separated into a performance obligation. Following the determination of the performance obligations in the contract, the Company allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised goods or services underlying each performance obligation.

Standalone selling price is the price at which the Company would sell a promised good or service separately to a customer. Standalone selling prices for the Company’s products and services are generally not observable, and consequently the Company would use the “Expected Cost plus a Margin” approach to determine a standalone selling price. Expected costs are typically derived from our performance cost forecast information.

The Company recognizes revenues for each of the identified performance obligations when its customer obtains control of the products or services. The assessment of when the customer obtains control involves significant judgments, which consider, among other things, whether there is an alternative use for a product, the contract terms, assessment of the enforceable rights for payments and technical or contractual constraints. As a practical expedient we may occasionally account for a group of performance obligations or contracts collectively, as opposed to individually by using the "portfolio approach". Under the "portfolio approach" practical expedient, the Company may combine individual performance obligations, if the goods or services of the individual performance obligations have similar characteristics and the Company reasonably expects that the effect on the financial statements of applying this practical expedient would not differ materially from applying the expedient to the individual contracts or performance obligations within that portfolio.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

S.    REVENUE RECOGNITION (Cont.)

For most of the Company's long-term contracts, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over time as it performs because of continuous transfer of control to the customer. For Israeli, U.S. and some other government contracts, this continuous transfer of control to the customer is supported by the governing law or clauses in the contract that typically allow the customer to unilaterally terminate the contract for convenience, pay the Company for costs incurred plus a reasonable profit and take control of any work-in-process. Similarly, for other government contracts, the customer typically controls the work-in-process as evidenced either by contractual termination for convenience clauses or by the Company's rights to payment for work performed to date plus a reasonable profit for products or services that do not have an alternative use to the Company.

For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort. Revenue for performance obligations that are not recognized over time are recognized at the point in time when control transfers to the customer (which is generally upon delivery and acceptance). For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products and services. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

Service revenues include contracts primarily for the provision of supplies and services other than those associated with design, development or manufacturing or delivery of products. It may be a standalone service contract or a service performance obligation, which is distinct from a contract or performance obligation for the design, development or delivery of products. Our service contracts include contracts in which the customer simultaneously receives and consumes the benefits provided as the performance obligations are satisfied. Our service contracts primarily include operation-type contracts, outsourcing-type arrangements, maintenance contracts, training and similar activities. Revenues from service contracts or performance obligations were less than 10% of total revenues in each of the years ended December 31, 2021, 2020 and 2019.

Accounting for long-term contracts involves the use of various techniques to estimate total contract revenue and performance costs. For long-term contracts, the Company estimates the profit on a contract as the difference between the total estimated transaction price and the total expected performance costs of the contract and recognizes revenue and costs over the life of the contract. Changes to performance cost estimates under a contract may occur in a situation where: (a) identified contract risks cannot be resolved within the cost estimates included in a contract's estimated costs at completion (“EAC”); or (b) new or unforeseen risks or changes in the performance cost estimates must be incorporated into the contract's EAC. The nature of the Company's numerous contracts is such that refinements of the estimated performance costs or revenues for a project may occur for various reasons, including: contract change orders, option exercise, changes in labor costs, change in subcontractors and other procurement costs, efficiency variances, customer specifications and testing requirement, economic price adjustments, significant technical and development matters encountered during performance and provision for loss. Changes to performance cost or revenues estimates on contracts are considered in estimating sales and profit margins and are recorded when they are probable and reasonably determinable by management. Changes in estimated revenues and/or estimated project costs which are related to an existing performance obligation, and that are not distinct from those goods and services already provided, and therefore form part of single performance obligation, are recorded in the period the change is reasonably determinable, with the full amount of the inception-to-date effect of such changes recorded in such period on a "cumulative catch-up" basis. For contracts that are deemed to be loss contracts, the Company establishes forward loss reserves for total estimated costs that are in excess of total estimated consideration under a contract in the period in which they become probable. If any of the above factors were to change, or if different assumptions were used in estimating progress cost and measuring progress towards completion, it is possible that materially different amounts would be reported in the Company’s consolidated financial statements.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

S.    REVENUE RECOGNITION (Cont.)

Management periodically reviews the estimates of progress towards completion and contract costs. These estimates are determined, based on engineering estimates and past experience, by personnel having the appropriate authority and expertise to make reasonable estimates of the related costs. Such engineering estimates are reviewed for each specific contract by professional personnel from various disciplines within the organization. These estimates take into consideration the probability of achievement of certain milestones, as well as other factors that might impact the contract’s completion and projected cost.

The aggregate cumulative catch-up adjustment in EAC estimates on significant contracts had the following favorable/ (unfavorable) impact on the Company's operating results:

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Cost of revenues, net	$(8,300)	$(45,700)	$4,600
Percentage of cost of revenues(*)	(0.21)%	(1.33)%	0.14%
Net income	$(7,200)	$(39,400)	$4,200
Diluted earning per share	$(0.16)	$(0.89)	$0.10

(*)     Percentage of cost of revenues during 2020 excludes impairment of assets related to the COVID-19 impact (see Note 1C). During 2019 it excluded non-recurring acquisition related expenses recorded in cost of revenues.

In addition, the net impact of these EAC adjustments on revenue recognized from the Company's performance obligations was approximately $(19,600), $(19,400) and $27,040 for the years ended December 31, 2021, 2020 and 2019, respectively.

Disaggregation of revenue:

Revenue by products and services was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Revenue from sale of products	$4,845,020	$4,312,010	$4,146,618
Service revenue	433,501	350,562	361,782
	$5,278,521	$4,662,572	$4,508,400

Revenue by transfer type was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Over time	$3,418,605	$3,243,785	$3,432,511
Point in time	1,859,916	1,418,787	1,075,889
	$5,278,521	$4,662,572	$4,508,400
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

S.    REVENUE RECOGNITION (Cont.)

Revenue by customers was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Israel Government Authorities (1,2)	$1,114,048	$1,081,609
US Government (2)	1,115,914	1,030,313
Other Governments	2,540,795	2,107,730
Commercial sales and other	507,764	442,920
	$5,278,521	$4,662,572
(1) Including U.S. Foreign Military Financing sales
(2) Including indirect sales

See Note 23 for disaggregation of revenues by areas of operations and geographic areas.

Remaining performance obligations ("Backlog"):
Backlog represents the future revenues expected to be recognized on firm orders received by the Company and is equivalent to the Company’s remaining performance obligations at the end of each period for a remaining period of more than a year. Unexercised contract options and indefinite delivery indefinite quantity ("IDIQ") contracts are not included in backlog until the time an option or specific task order is authorized, exercised or awarded.
The Company's backlog as of December 31, 2021 was $13,660,879. The Company expects to recognize approximately 60% as revenues in 2022 and 2023, with the remainder to be recognized thereafter.

T.    WARRANTY

The Company estimates the costs that may be incurred under its basic warranty. Such costs are estimated as part of the total contract’s cost and are recorded as a liability at the time revenue is recognized. The specific terms and conditions of those warranties vary depending upon the product sold and the country in which the Company does business. Factors that affect the Company’s warranty cost include the number of delivered products, engineering estimates and anticipated rates of warranty claims. The Company periodically assesses the adequacy of its recorded warranty cost and adjusts the amount as necessary.

Changes in the Company’s provision for warranty, which is included mainly in other payables and accrued expenses in the balance sheet, are as follows:

	2021	2020
Balance, at January 1	$224,355	$181,323
Warranties issued during the year	39,993	114,730
Reduction due to expired warranties or claims during the year	(112,634)	(71,698)
Additions resulting from acquisitions	47,224	—
Balance, at December 31	$198,938	$224,355
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

U.    RESEARCH AND DEVELOPMENT COSTS

Research and development costs, net of participation grants, include costs incurred for independent research and development and bid and proposal efforts and are expensed as incurred unless the costs are related to certain contractual arrangements, which are recorded as part of cost of revenues over the period that revenue is recognized, consistent with the Company’s revenue recognition accounting policy. The Company does not perform significant stand-alone research and development for others.

The Company has certain research and development contractual arrangements that meet the requirements for best efforts research and development accounting. Accordingly, the amounts funded by the customer are recognized as an offset to its research and development expenses rather than as contract revenues.

Elbit Systems and certain Israeli subsidiaries receive grants (mainly royalty-bearing) from the Israeli Innovation Authority of the Ministry of Economy (formerly the Office of Chief Scientist) and from other sources for the purpose of partially funding approved research and development projects. The grants are not to be repaid, but instead Elbit Systems and certain Israeli subsidiaries are required to pay royalties as a percentage of future sales if and when sales from the funded projects are generated. These grants are recognized as a deduction from research and development costs at the time the applicable entity is entitled to such grants on the basis of the research and development costs incurred. Since the payment of royalties is not probable when the grants are received, the Company records a liability in the amount of the estimated royalties for each individual contract, when the related revenues are recognized, as part of COR. For more information regarding such royalty commitments see Note 21A. For more information regarding grants and participation received see Note 24.

V.    INCOME TAXES

The Company accounts for income taxes and uncertain tax positions in accordance with ASC 740, “Income Taxes”. This guidance prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to amounts that are more likely than not to be realized.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

W.    CONCENTRATION OF CREDIT RISKS

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short and long-term deposits and trade receivables.

The majority of the Company’s cash and cash equivalents and short and long-term deposits are invested with major banks, mainly in Israel and the United States. Deposits in the U.S. may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company’s investments have a high credit rating.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

W.    CONCENTRATION OF CREDIT RISKS (Cont.)

The Company’s trade receivables are derived primarily from sales to large and stable customers and governments located mainly in Israel, the United States, Europe and Asia-Pacific. The Company performs ongoing credit evaluations of its customers and has not experienced in recent years any unexpected material losses. An allowance for credit risk is recognized with respect to those amounts that the Company has determined to be doubtful of collection.

The Company entered into foreign exchange forward contracts and cross currency interest rate swaps (together “derivative instruments”) intended to protect against the increase in the dollar equivalent value of forecasted non-dollar currency cash flows and interest as applicable. These derivative instruments are designed to effectively hedge the Company’s non-dollar currency and interest rates exposures (see Note 2Y).

X.    DERIVATIVE FINANCIAL INSTRUMENTS

The Company accounts for derivatives and hedging based on ASC 815, “Derivatives and Hedging”, which requires the Company to recognize all derivatives on the balance sheet at fair value. For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the gain or loss on the derivative instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Changes in the fair values of hedge components excluded from the assessment of effectiveness are recognized immediately in net earnings under the mark-to-market approach. The classifications of gains or losses recognized on cash flow hedging instruments and excluded components within the Consolidated Statements of Income are the same as the underlying exposures.

For derivative instruments that do not meet the definition of a hedge, the changes in fair value are included immediately in earnings in “Financial expenses, net” in each reporting period (see Note 25).

As part of its hedging strategy, the Company enters into forward exchange contracts in order to protect the Company from the risk that the eventual dollar cash flows from the sale to international customers and purchase of products from international vendors will be adversely affected by changes in exchange rates.

The Company also may enter into forward exchange contracts and options strategies in order to limit the exposure to exchange rate fluctuation associated with payroll expenses mainly incurred in NIS.

In connection with the issuance of Series B Notes in 2021 on the Tel Aviv Stock Exchange (see Note 16), the Company entered into cross-currency interest rate swap transactions with a notional principal of NIS 1.5 billion, to effectively hedge the effect of interest and exchange rate difference from the NIS Series B Notes. The cross-currency interest rate swap instruments effectively convert the NIS fixed interest rate of the debt to U.S. dollar fixed interest rate. The terms of the swap agreements substantially match the terms of the debt. Under the terms of the swap agreements, the Company pays interest semi-annually in U.S. dollars at an annual weighted rate of 1.92% .

The swap agreements are designated as a cash flow hedge.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Y.    STOCK-BASED COMPENSATION

The Company accounts for share-based arrangements under ASC 718, “Compensation – Stock Compensation”, which requires all share-based payments, including grants of employee stock options to be recognized in the income statement based on their fair values.

The fair value based cost of employee stock options is estimated at the grant date using a lattice-based option valuation model. During the year ended 2021, the Company granted 525,000 options to the Company's employees. (See Note 22). During the year ended December 31, 2020 there were no option grants.

Z.    FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, short-term bank deposits, trade receivables, short-term bank credit and loans and trade payables approximate their fair values due to the short-term maturities of such instruments.

The fair value of long-term loans is estimated by discounting the future cash flows using current interest rates for loans of similar terms and maturities. The carrying amount of the long-term loans approximates their fair value.

The Company accounts for certain assets and liabilities at fair value under ASC 820, “Fair Value Measurement”. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

The hierarchy below lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market. The Company categorizes each of its fair value measurements in one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of inputs that may be used to measure fair value are as follows:

Level 1 - Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets;

Level 2 - Includes other inputs that are directly or indirectly observable in the marketplace, other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets with insufficient volume or infrequent transactions or other inputs that are observable (model-derived valuations in which significant inputs are observable), or can be derived principally from or corroborated by observable market data; and
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Z.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Cont.)

Level 3 - Unobservable inputs that are supported by little or no market activity.

The availability of observable inputs can vary from instrument to instrument and is affected by a wide variety of factors, including, for example, the type of instrument, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment and the instruments are categorized as Level 3.

Under FASB ASC 825-10, the Company may elect to report certain other items at fair value on an instrument-by-instrument basis with changes in fair value reported in net income. After the initial adoption, the election is made at the time an eligible financial asset or financial liability or firm commitment is acquired or incurred, as applicable, or when certain specified reconsideration events occur. The fair value election, with respect to an item, may not be revoked once an election is made.

The Company has elected to account for certain investments that would otherwise be accounted for under the equity method using the fair value method (see Note 6). For these investments the Company will also measure any guarantee at fair value, with changes in fair value reported through earnings. Such investments are categorized as level 3.

The Company’s cross-currency interest rate swaps are valued under an income approach using industry-standard models that consider various assumptions, including time value, volatility factors, current market and contractual prices for the underlying and counterparty non-performance risk. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instruments, and can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Accordingly, such instruments are categorized as Level 2.

The Company’s foreign currency derivative instruments are classified as Level 2 because valuation inputs are based on quoted prices and market observable data of similar instruments.

Investments elected to be accounted for using the fair value method classified under Level 3, evaluated by applying relevant methods as the market approach with the use of an option pricing method or the earning approach using discounted future cash flows.

Contingent purchase obligations and deferred payments related to acquisitions accounted under Level 3 are accounted for under the discounted cash flow method.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Z.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Cont.)

Assets and liabilities measured at fair value on a recurring basis are summarized below:
Fair value measurement at December 31, 2021 using:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Description of Assets
Foreign currency derivatives and option contracts	$—	$87,878	$—
Cross-currency interest rate swap	—	27,286	—
Premises evacuation building input index receivable	—	—	51,791
Investments elected to be accounted for using the fair value method	—	—	61,244
Liabilities
Contingent purchase obligation	—	—	(85,579)
Foreign currency derivative and option contracts	—	(40,815)	—
Total	$—	$74,349	$27,456

Fair value measurement at December 31, 2020 using:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Description of Assets
Foreign currency derivatives and option contracts	$—	$14,676	$—
Cross-currency interest rate swap	—	16,851	—
Premises evacuation building input index receivable	—	—	29,133
Investments elected to be accounted for using the fair value method	—	—	42,963
Liabilities
Contingent purchase obligation	—	—	(141,178)
Foreign currency derivative and option contracts	—	(22,579)	—
Total	$—	$8,948	$(69,082)
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

AA.    TRANSFERS OF FINANCIAL ASSETS

ASC 860, “Transfers and Servicing”, establishes a standard for determining when a transfer of financial assets should be accounted for as a sale. The Company's arrangements are such that the underlying conditions are met for transfers of financial assets to qualify for accounting as a true sale. Transfers of financial assets typically consist of the factoring of receivables to Israeli and European financial institutions. The Company sold rights to receive payments from customers in a total amount of $32,372 and $250,943 during the years 2021 and 2020, respectively. Financial expenses related to the sold rights were $3,617 and $3,500 for the years ended December 31, 2021 and 2020, respectively.

The Company's agreement pursuant to which the Company sells its trade receivables is structured such that the Company (i) transfers the proprietary rights in the receivable from the Company to the financial institution, (ii) legally isolates the receivable from the Company's other assets, and presumptively puts the receivable beyond the lawful reach of the Company and its creditors, even in bankruptcy or other receivership, (iii) confers on the financial institution the right to further pledge or exchange the receivable and (iv) eliminates the Company's effective control over the receivable, in the sense that the Company is not entitled and will not be obligated to repurchase the receivable other than in case of failure by the Company to fulfill its commercial obligation under the contract giving rise to the receivable.

AB.    BASIC AND DILUTED NET EARNINGS PER SHARE

Basic earnings per share are computed based on the weighted average number of outstanding ordinary shares during each year. Diluted earnings per share are computed based on the weighted average number of outstanding ordinary shares during each year, plus dilutive potential ordinary shares outstanding during the year. Outstanding stock options are excluded from the calculation of the diluted earnings per share when their effect is anti-dilutive.

The weighted average number of shares related to outstanding anti-dilutive stock options excluded from the calculations of diluted net earnings per share was not material in each of the three years ended December 31, 2021.

AC.    RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In December 2019, the FASB issued ASU 2019-12, "Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes". The amendments in this update remove certain exceptions of Topic 740 including: exception to the incremental approach for intra-period tax allocation when there is a loss from continuing operations and income or gain from other items; exception to the requirement to recognize a deferred tax liability for equity method investments when a foreign subsidiary becomes an equity method investment; exception to the ability not to recognize a deferred tax liability for a foreign subsidiary when a foreign equity method investment becomes a subsidiary; exception to the general methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year. There are also additional areas of guidance in regards to: franchise and other taxes partially based on income and the interim recognition of enactment of tax laws and rate changes. The provisions of this ASU are effective for years beginning after December 15, 2020. The adoption did not have a material impact on the Company’s consolidated financial statements.
Note 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

AD.    RECENT ACCOUNTING PRONOUNCEMENTS

In August 2021, the Financial Accounting Standards Board, or FASB, issued Accounting Standard Update, or ASU No. 2021-08,“Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers”. The ASU requires companies to apply ASC 606 to recognize and measure contract assets and contract liabilities from contracts with customers acquired in a business combination. This ASU will be effective for the Company on October 1, 2023, and early adoption is permitted. The Company is currently evaluating the impact of adoption of this ASU on its consolidated financial statements.

In November 2021, the FASB issued ASU 2021-10, Government Assistance (Topic 832), Disclosures by Business Entities About Government Assistance, which requires entities to provide disclosures on material government assistance transactions for annual reporting periods. The disclosures include information around the nature of the assistance, the related accounting policies used to account for government assistance, the effect of government assistance on the entity’s financial statements, and any significant terms and conditions of the agreements, including commitments and contingencies. The new standard is effective for the Company on January 1, 2022 and only impacts annual financial statement footnote disclosures. Therefore, the adoption will not have a material effect on the Company's consolidated financial statements.

AE.    RECLASSIFICATIONS

Certain financial statement data for prior years has been reclassified to conform to current year financial statement presentation.